




OMEGA PROTEIN®

Investor Presentation

celebrating 100 YEARS of HEALTHY, SUSTAINABLE INGREDIENTS

May 2013






Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. Some statements in this presentation may be forward-looking and use words like "may," "may not," "believes," "do not believe," "expects," "do not expect," "anticipates," "do not anticipate," "see," "do not see," or other similar expressions. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products; (3) the impact of worldwide supply and demand relationships on prices for the Company's products; (4) the Company's expectations regarding demand and pricing for its products proving to be incorrect; (5) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business and its deferral of inventory sales based on worldwide prices for competing products; (6) the long-term effect of the Deepwater Horizon oil spill on the Company's business, operations and fish catch; (7) the business, operations, potential or prospects for the Company's subsidiaries, Cyvex Nutrition, Inc., InCon Processing, LLC, and Wisconsin Specialty Protein, LLC the dietary supplement market or the human health and wellness segment generally; and (8) the cost of compliance with existing and future government regulations. Other factors are described in further detail in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. Some of the information presented is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

Company Overview

KEY FACTS

- Nutritional product company
- Leading integrated producer of Omega-3 fish oils and specialty protein products
- 6 manufacturing facilities
- $236mm Revenues ('12)
- 17.8% Gross Margin ('12)
- NYSE: OME; Russell 3000 member



Reedsburg, WI
Batavia, IL
Reedville, VA
St. Louis, MO
Irvine, CA
Abbeville, LA
Moss Point, MS
Houston, TX
Cameron, LA
Headquarters
West Coast Sales Office
Manufacturing Facility
Warehouse

NUTRITIONAL MARKET SEGMENTS

% REVENUE*	PRODUCTS	ANIMAL	HUMAN
72%	PROTEIN	FISH MEAL	WHEY PROTEIN
19%	LIPIDS	FISH OIL	FISH OIL
9%	OTHER		DIETARY SUPPLEMENT INGREDIENTS
% REVENUE*	ALL	91%	9%



OMEGA PROTEIN®

* 2012 figures

Global Distribution Network



Canada
6%
40%
United States
8%
Europe
44%
Asia
Latin America
2%
EXPORTS
60
%

* Figures based on % of sales revenue

Blue Chip Customer Base

Nestlé PURINA

National Vitamin Company NVC

Prinova

SKRETTING

Good For Life IAMS

ACCESS BUSINESS GROUP

Perrigo

ADM

SWANSON Health Products swansonvitamins.com

LAND O LAKES

EWOS®

Cargill

SMART BALANCE

Shaklee

WHOLE FOODS MARKET

VETERINARIAN Hill's SCIENCE DIET RECOMMENDED

BLUE

vitamex safe & innovative nutrition

theVitamin Shoppe

Del Monte Quality

Strategic Business Model

LEVERAGE CAPABILITIES

- HUMAN AND ANIMAL NUTRITION
- PROTEINS AND LIPIDS
- DISTRIBUTION CHANNELS
- CUSTOMER RELATIONSHIPS

INTEGRATED CORE MODEL


HARVEST/ SOURCE
PROCESS
DEVELOP
MARKET & SELL

Strategic Growth Focus

OBJECTIVES

Increase Returns on Existing Assets

- Increase Margins and Returns
- Decrease Earnings Volatility

Grow & Expand Nutritional Platform

- Grow Human Nutrition Segment
- Increase Sales of Non-Fish Nutritionals

GROWTH OPPORTUNITIES

HARVEST/ SOURCE	PROCESS	DEVELOP	MARKET & SELL
DIVERSIFY SOURCED INGREDIENTS	PRODUCTION EFFICIENCES & INNOVATION	IMPROVE BENEFITS OF END PRODUCTS	LEVERAGE CUSTOMER RELATIONSHIPS
	CAPACITY EXPANSION	DEVELOP NOVEL PRODUCTS	NEW PRODUCTS
			NEW MARKETS
			NEW CUSTOMERS






OMEGA PROTEIN®

Animal Nutrition






Animal Nutrition: Fish Meal

DESCRIPTION

Protein ingredient for aquatic/animal feed

Considered a premium protein source due to digestibility and amino acid profile

CUSTOMERS

Feed manufacturers in aquaculture

&

livestock

DRIVERS

Growing demand for seafood & pork

Global supply of fish meal

Price of alternate proteins









2012 END USAGE OF FISH MEAL



Other
1%
Aquaculture
39%
Swine
41%
Dairy
6%
Pet
13%

Animal Nutrition: Fish Oil









DESCRIPTION

Fat components of an animal's diet

Source of Omega-3s

CUSTOMERS

Feed manufacturers in aquaculture (salmon feed)

DRIVERS

Increasing demand for seafood

Global supply of fish oil & other cost-effective Omega-3s

2012 END USAGE OF FISH OIL



Other
2%
Pet
19%
Aquaculture
62%
Industrial
6%
Beef
11%






OMEGA PROTEIN®

Human Nutrition






Human Nutrition: Nutraceuticals



DESCRIPTION

Diverse set of dietary supplement ingredients

Categories include antioxidants, anti-aging & cognitive health

CUSTOMERS

Supplement manufacturers

DRIVERS

Interest in preventative health

Focus on diet & nutrition

Awareness of nutritional product benefits



U.S. SUPPLEMENT SALES


$40
$35
$30
$25
$20
$15
$10
$5
$0
Billion U.S. Dollar
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11e
'12e
13e
14e
15e
16e
17e





OMEGA PROTEIN

Source: 2011 NBJ Summit State of the Industry

Human Nutrition: Fish Oil









DESCRIPTION

Fish oil for dietary supplements & functional foods

Available in a variety of specifications

CUSTOMERS

Supplement manufacturers

Functional food producers

DRIVERS

Interest in preventative health

Focus on diet & nutrition

Awareness of nutritional product benefits

OmegaActiv

OmegaPure

GLOBAL OMEGA-3 INGREDIENT SALES



Million U.S. $
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
2012
2013e
2014e
2015e
2016e

OMEGA PROTEIN

Source: "2010 and 2012 Strategic Analysis of the Global EPA & DHA Omega-3 Ingredients Market." Frost & Sullivan. January 2012

Human Nutrition: Whey Protein

DESCRIPTION

Specialty organic & rBGH free whey

Ingredients & branded products

CUSTOMERS

Supplement manufacturers

Functional food producers

Natural & organic retailers

DRIVERS

Interest in preventative health & physical well-being

Focus on diet & nutrition

Awareness of nutritional product benefits









GLOBAL REVENUE


Million U.S. $
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$605
$1,472
$1,908
$3,161
2004
2008
2010
2011

OMEGA PROTEIN®

Source: "Whey Protein Ingredient Market" UBIC Consulting, 2013





WALL ST

OMEGA PROTEIN®

Financial Highlights






Income Statement Highlights

REVENUE 2008-2012



$300
$250
$200
$150
$100
$50
$0
Million U.S. $
$184
$174
$174
$252
$236
2008
2009
2010
2011
2012

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility

Strong cash flow generation

GROSS MARGIN 2008-2012



$60
$50
$40
$30
$20
$10
$0
Million U.S. $
30%
25%
20%
15%
10%
5%
0%
Gross Margin
23%
5%
28%
22%
18%
$43
$8
$49
$55
$42
2008
2009
2010
2011
2012
Gross Profit
Gross Margin

EBITDA 2008-2012*



$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Million U.S. $
30%
25%
20%
15%
10%
5%
0%
EBITDA Margin
21%
4%
27%
18%
15%
$38
$7
$46
$46
$36
2008
2009
2010
2011
2012
EBITDA
EBITDA Margin

OMEGA PROTEIN®

* See Appendix 1 for a reconciliation for EBITDA to net income

Balance Sheet Highlights

CASH BALANCE 2008-2012



Million U.S. $
$60
$50
$40
$30
$20
$10
$0
$14
$2
$20
$51
$56
2008
2009
2010
2011
2012

DEBT BALANCE 2008-2012



Million U.S. $
$70
$60
$50
$40
$30
$20
$10
$0
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Debt/EBITDA
1.6x
4.0x
0.7x
0.7x
0.8x
$61
$28
$35
$31
$28
2008
2009
2010
2011
2012
Debt (incl. Capital Leases)
Debt/EBITDA

Strong Balance Sheet and Ample Liquidity provide Financial Flexibility to:

- Execute growth strategy
- Withstand volatility

Investment Highlights

STRONG GROWTH POTENTIAL AND FOCUS ON INCREASED SHAREHOLDER VALUE






Strategic Acquisitions and Product/Market Expansion
Increasing Demand for Nutritional Ingredients & Stable Global Fish Supply
Growing Human Market for Proteins, Omega-3 & Other Nutraceuticals
Strong Balance Sheet & Cash Flows Provide Financial Flexibility










OMEGA PROTEIN®

Appendix






Growing Demand for Animal Nutrition

INCREASING POPULATIONS & STANDARDS OF LIVING

World Population



Billion People
8
7
6
5
4
3
2
1
0
5.3
6.1
6.8
7.2
1990
2000
2010
2015e

Developing Countries GDP per Capita



U.S. $
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,500
$2,000
$6,200
1990
2000
2010

INCREASING DEMAND FOR PORK & AQUACULTURE

World Pig Meat Production



Million Metric Tons
120,000
115,000
110,000
105,000
100,000
95,000
90,000
85,000
2005
2006
2007
2008
2009
2010
2011
2012e
2013e
2014e
2015e

Fish Consumption and Sourcing



Million Metric Tons
160
140
120
100
80
60
40
20
0
1990
2000
2010
2020e
Wild
Aquaculture

Source: World Population- World Bank, 2011. http://search.worldbank.org/data?qterm=population&language=EN&format=html; Standards of Living- World Bank, 2011 http://data.worldbank.org/indicator/NY.GDP.PCAP.CD; World Pigmeat and Fish Consumption- OECD-FAO Agricultural Outlook 2011-2020, http://stats.oecd.org/OECDStat_Metadata/ShowMetadata.ashx?Dataset=HIGH_AGLINK_2011&ShowOnWeb=true&Lang=en

OMEGA PROTEIN®

Supply Not Keeping Pace With Demand

SUPPLY IS FLAT

Global Fish Meal Production



Thousand Metric Tons
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,226
5,868
5,092
5,052
4,972
4,775
4,134
5,207
2004
2005
2006
2007
2008
2009
2010
2011

Global Fish Oil Production



Thousand Metric Tons
1,200
1,000
800
600
400
200
0
1,129
988
983
1,061
1,056
1,031
889
1,072
2004
2005
2006
2007
2008
2009
2010
2011

RISING DEMAND + FLAT SUPPLY = RISING PRICES

Omega Protein Revenue per Ton*



U.S. $
$1,200
$1,000
$800
$600
$400
$200
$0
$338
$396
$472
$498
$561
$575
$661
$806
$978
$845
$1,063
$1,052
$1,045
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

OMEGA PROTEIN®

Source: "Yearbook of Statistics 2011", IFFO
* Exclusion: excludes human revenues.

Uniquely Positioned in Omega-3

VERTICALLY INTEGRATED: FROM SOURCE TO DELIVERY

Sustainable Fishery



30+ vessels & 30+ spotter planes



Legacy Business

6 Manufacturing Facilities



Refinery and Molecular Distillation



Acquired 2011

Sales and Distribution: Top Manufacturers



Acquired 2010

VALUE PROPOSITION

- USA's only vertically integrated supplier, and one of only a few in the world
- Traceable supply provides additional quality assurance
- Well-positioned to provide long-term supply arrangements
- Ability to make "Made in the USA" marketing claims

Uniquely Positioned in Whey

PREMIUM QUALITY: FROM SOURCE TO DELIVERY

Artisan Cheese Whey, Premium Milk Supply


ORGANIC

Acquired 2013

Organic, Sustainable, Local Sources



Green Manufacturing



Organic Cow and Goat Whey Protein Concentrate



Sales and Distribution: Top Manufacturers



VALUE PROPOSITION

- First manufacturing plant in the U.S. to concentrate organic cow and goat proteins
- Traceable supply provides additional quality assurance
- Well-positioned to provide long-term supply arrangements
- Ability to make "Made in the USA" marketing claims

TOP QUALITY MADE IN USA GUARANTEED

Omega Protein Gross Profit Drivers


Animal Segment Gross Profit
$37.1M
17.3% of revenues
Human Segment Gross Profit
$5.0M
22.8% of revenues
Omega Protein Consolidated Gross Profit
$42.1M
17.8% of revenues

2012 Results Displayed

OMEGA PROTEIN

Animal Nutrition Gross Profit Drivers



REVENUE PER TON
$1,045
KEY DRIVERS
Market Prices
Forward Contracting
Product Mix
SALES VOLUME
202,177 tons
KEY DRIVERS
Production
Catch
Yield
Inventory Carryover
COST PER TON
$859
KEY DRIVERS
Catch
Yield
Production Costs
Product Mix
REVENUE
$213.7M[1]
COST OF SALES
$176.6M[1]
Animal Segment Gross Profit
$37.1M
17.3% of revenues
Legend
Key Input
2012 Results

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Human Nutrition Gross Profit Drivers

REVENUE → $22.0M

KEY DRIVERS

- Omega-3 Sales
- Whey Protein Sales
- Other Nutraceutical Sales
- Tolling Revenues

GROSS MARGIN % → 22.8%

KEY DRIVERS

- Production Costs
- Capacity Utilization
- Market Prices
- Product Mix

Human Segment Gross Profit

$5.0M

22.8% of revenues

Legend

Key Input → 2012 Results

Key Historical Drivers

		2008	2009	2010	2011	2012	2013
	Animal Nutrition Segment						
	Financial Drivers						
(A)	Fish Catch (short tons)	458,079	469,067	473,657	602,062	578,392	
(B)=(C)/(A)	Implied Total Yield	39.0%	38.4%	37.0%	34.5%	33.6%	
(C)	Total Production (tons)	178,666	180,109	175,468	207,763	194,197	
(D)	Volume Sold	187,293	204,488	161,781	223,969	202,177	
(E)	Revenue Per Ton	$ 978	$ 845	$ 1,063	$ 1,052	$ 1,045	
(F)	Cost per Ton	$ (751)	$ (807)	$ (764)	$ (832)	$ (859)	
	Financial Results *($ in millions)*						
(G)=(D)(E)*[1]	Revenue	$ 183.2	$ 172.7	$ 172.0	$ 236.5	$ 213.7	
(H)=(D)(F)*[1]	Cost of Sales	$ (140.7)	$ (165.0)	$ (123.6)	$ (187.1)	$ (176.6)	
(I)=(G)-(H)	Gross Profit	$ 42.5	$ 7.7	$ 48.4	$ 49.4	$ 37.1	
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	23.2%	4.4%	28.1%	20.9%	17.3%	
	Human Nutrition Segment						
	Financial Drivers *($ in millions)*						
(K)	Revenues	$ 0.8	$ 1.1	$ 1.8	$ 15.3	$ 22.0	
(L)	Gross Margin	N.M.	N.M.	46.2%	34.6%	22.8%	
	Acquisitions			Cyvex (December, 2010)	Chicago-area Production Facility (September, 2011)		Wisconsin Specialty Protein (February, 2013)
	Financial Results *($ in millions)*						
(K)	Revenue	$ 0.8	$ 1.1	$ 1.8	$ 15.3	$ 22.0	
(M)=(K)-(N)	Cost of Sales	$ (0.3)	$ (0.6)	$ (1.0)	$ (10.0)	$ (17.0)	
(N)=(K)(L)*	Gross Profit	$ 0.5	$ 0.5	$ 0.8	$ 5.3	$ 5.0	
(L)	Gross Margin	N.M.	N.M.	46.2%	34.6%	22.8%	
	Consolidated Financial Results *($ in millions)*						
(O)=(G)+(K)	Revenue	$ 184.0	$ 173.8	$ 173.8	$ 251.8	$ 235.7	
(P)=(H)+(M)	Cost of Sales	$ (141.0)	$ (165.6)	$ (124.6)	$ (197.1)	$ (193.6)	
(Q)=(O)-(P)	Gross Profit	$ 43.0	$ 8.2	$ 49.2	$ 54.7	$ 42.1	
(R)=(Q)/(O)	Gross Margin	23.4%	4.7%	28.3%	21.7%	17.8%	

OMEGA PROTEIN®

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBITDA*, a non-GAAP (Generally Accepted Accounting Principles) financial measure, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2008, 2009, 2010 , 2011 and 2012:

	2008	2009	2010	2011	2012
Net Income (loss)	13	(6)	18	34	4
Reconciling items:					
Interest expense	4	4	2	2	1
Income tax provision (benefit)	7	(3)	10	18	7
Depreciation and amortization	13	13	15	16	18
Charge related to investigation	-	-	-	1	8
Net loss on disposal of assets	1	1	1	2	(2)
GCCF, 2008 and 2005 hurricane settlements	-	(2)	-	(27)	-
Adjusted EBITDA	38	7	46	46	36

Regulation G Reconciliation

*Adjusted EBITDA represents net income before interest expense, income tax, depreciation and amortization, investigation charge, net loss on disposal of assets, and the 2011 Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements. The Company has reported Adjusted EBITDA because it believes Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance. The Company believes Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis. Adjusted EBITDA is not a calculation based on GAAP and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.